First Quarter 2022 Supplemental Earnings Information Exhibit 99.2 Company Logo - First Quarter 2022 Supplemental Earnings Information the power of e © 2022 Dril-Quip®, Inc. All Rights Reserved.

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the ongoing COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as cash provided by operating activities less cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. Disclaimer| Cautionary Statement Company Logo - Disclaimer| Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the ongoing COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as cash provided by operating activities less cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. © 2022 Dril-Quip®, Inc. All Rights Reserved.

Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative, Environmentally Responsible Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Results Driven Management Team Dril-Quip Investment Highlights Company Logo - Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative, Environmentally Responsible Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Results Driven Management Team Vertical Picture Accent List Use to show non-sequential or Grouped blocks of information the small circles are designed to contain picture Learn more about SmartArt graphics © 2022 Dril-Quip®, Inc. All Rights Reserved.

Product & Service Revenue Segments Subsea Equipment Downhole Tools Aftermarket Services 17% 66% 13% 65% Western Hemisphere Asia Pacific Eastern Hemisphere 17% 64% 21% 22% 15% Subsea Products Downhole Tools* Subsea Leasing/Services 53% 50% 56% 25% 28% 26% 22% 22% 18% Q1 ’22 Q1 ’21 Q4 ’21 Q1 ’21 Q4 ’21 Q1 ’22 Geographic Revenue Segments Q1 2022| Revenue Breakdown * Includes downhole tools products, leasing and services Company Logo - Q1 2022| Revenue Breakdown Subsea Equipment Downhole Tools Aftermarket Services * Includes downhole tools products, leasing and services Product & Service Revenue Segments Geographic Revenue Segments 4 © 2022 Dril-Quip®, Inc. All Rights Reserved. Chart - 53% 50% 56% Subsea Products Chart - Q1 ’21 Q4 ’21 Q1 ’22 25% 28% 26% Subsea Leasing/Services Chart - 22% 22% 18% Downhole Tools Chart- 65% 66% 64% Western Hemisphere Chart - Q1 ’21 Q4 ’21 Q1 ’22 13% 17% 21% Eastern Hemisphere Chart - 22% 17% 15% Asia Pacific

Revenue of $83.1 million for the first quarter of 2022, an increase of $5.2 million from the fourth quarter of 2021 on higher subsea products revenue; Booked $66.5 million of new orders during the first quarter of 2022, including approximately $17 million in product and service orders for projects in Brazil; Reported a net loss of $8.9 million, or a $0.26 loss per share, an improvement of $54.5 million, or $1.55 per share compared to the fourth quarter of 2021, due to increased revenue and lower restructuring and other charge Generated adjusted EBITDA of $3.2 million, or 3.8% of revenue; an increase of $2.6 million from the fourth quarter of 2021; First quarter net cash used by operating activities of $10.9 million and free cash flow of negative $13.0 million, inclusive of $2.1 million of capital expenditures Repurchased $5.8 million of shares at an average price of $21.20 during the first quarter of 2022. Adjusted EBITDA and free cash flow are non-GAAP measures. See appendix for reconciliation to GAAP measures. Q1 2022| Highlights Company Logo - Q1 2022| Highlights Revenue of $83.1 million for the first quarter of 2022, an increase of $5.2 million from the fourth quarter of 2021 on higher subsea products revenue Booked $66.5 million of new orders during the first quarter of 2022, including approximately $17 million in product and service orders for projects in Brazil; Reported a net loss of $8.9 million, or a $0.26 loss per share, an improvement of $54.5 million, or $1.55 per share compared to the fourth quarter of 2021, due to increased revenue and lower restructuring and other charge Generated adjusted EBITDA of $3.2 million, or 3.8% of revenue; an increase of $2.6 million from the fourth quarter of 2021; First quarter net cash used by operating activities of $10.9 million and free cash flow of negative $13.0 million, inclusive of $2.1 million of capital expenditures Repurchased $5.8 million of shares at an average price of $21.20 during the first quarter of 2022. Adjusted EBITDA and free cash flow are non-GAAP measures. See appendix for reconciliation to GAAP measures. 5 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Sources: Rystad Energy & DRQ Internal Estimates Collaborations & technology adoption provide tailwinds in improving overall market beginning in 2022 Offshore deepwater wells drilled forecasted compound annual growth rate (CAGR) of 5% through 2026 Subsea Tree awards expected to experience significant growth in 2022 and moderate thereafter South America and Middle East leading overall offshore well count growth; shallow and deepwater Europe and South America expected to lead growth in tree awards Estimated Offshore Deepwater Wells and Tree Awards 0 500 100 200 300 600 400 2024E 2021E 2022E 2026E 2023E 2025E +5% +8% Subsea Tree Awards Offshore Deepwater Wells Market Environment| Offshore Well and Tree Awards Outlook Company Logo - Market Environment| Offshore Well and Tree Awards Outlook Estimated Offshore Deepwater Wells and Tree Awards Subsea Tree Awards Offshore Deepwater Wells Offshore deepwater wells drilled forecasted compound annual growth rate (CAGR) of 5% through 2026 Subsea Tree awards expected to experience significant growth in 2022 and moderate thereafter South America and Middle East leading overall offshore well count growth; shallow and deepwater Europe and South America expected to lead growth in tree awards Collaborations & technology adoption provide tailwinds in improving overall market beginning in 2022 Sources: Rystad Energy & DRQ Internal Estimates 6 © 2022 Dril-Quip®, Inc. All Rights Reserved. Chart - 495 534 507 494 554 631 189 288 236 242 267 278 2021E 2022E 2023E 2024E 2025E 2026E

($ millions) Q1 ’21 Q4 ’21 Q1 ’22  $81   $78   $83  +$2 +$5 Strong incremental margins sequentially, but product mix weighs on year-over-year Adjusted EBITDA margins Quarterly Comparisons Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. Revenue up $5 million sequentially due to increased subsea products revenue, partially offset by lower downhole tools revenue Revenue increased year-over-year due to higher rental revenue, partially offset by lower downhole tools revenue Adjusted EBITDA was approximately $3 million, up sequentially due to higher revenue partially offset by unfavorable product mix and lower services Year-over-year decrease in adjusted EBITDA driven by unfavorable product mix, primarily fabricated joints replacing wellhead revenue, partially offset by increased leasing revenues Q1 ’21 Q4 ’21 Q1 ’22 Adj. EBITDA +$3 -$5 Quarter-over-Quarter Year-over-Year Q1 2022| Financial Performance Downhole Tools Subsea Leasing/Services Subsea Products Company Logo- Q1 2022| Financial Performance Revenue up $5 million sequentially due to increased subsea products revenue, partially offset by lower downhole tools revenue Revenue increased year-over-year due to higher rental revenue, partially offset by lower downhole tools revenue Adjusted EBITDA was approximately $3 million, up sequentially due to higher revenue partially offset by unfavorable product mix and lower services Year-over-year decrease in adjusted EBITDA driven by unfavorable product mix, primarily fabricated joints replacing wellhead revenue, partially offset by increased leasing revenues Strong incremental margins sequentially, but product mix weighs on year-over-year Adjusted EBITDA margins Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. 7 © 2022 Dril-Quip®, Inc. All Rights Reserved. Chart - Quarterly Comparisons ($ millions) $81 $78 $83 $18 $17 $15 $21 $22 $22 $43 $39 $46 Q1 ’21 Q4 ’21 Q1 ’22 Downhole Tools Downhole Tools Downhole Tools Chart - Adj. EBITDA $8 $1 $3 Q1 ’21 Q4 ’21 Q1 ’22 Quarter-over-Quarter Year-over-Year

Q1 2022 bookings of ~$66 million; inclusive of ~$17 million of product and service bookings in Brazil Favorable mix of subsea wellheads in first quarter bookings Backlog increased 5% sequentially and up 12% from year-end 2020 Bookings range expectation for 2022 revised to $60 to $80 million from $40 to $60 million Subsea production system orders weighted toward 2H 2022 YE 2019 Q1 ’22 YE 2020 YE 2021 +5% Historical Backlog Trends ($M) Backlog Q1 ’22 Q4 ’21 Q2 ’21 Q3 ’21 Historical Booking Trends ($M) Bookings Commercial Update| Bookings Targeted bookings growth of approximately 20% in 2022

Strategic Growth Pillars Continue to execute on collaboration agreements, downhole tools growth and e-Series technology expansion Organizational Alignment Streamlined operations and leadership around more focused and integrated product and service lines Optimized Footprint Further transformation of our operational footprint to improve efficiency and reduce excess capacity Capital Allocation Disciplined deployment of capital to generate attractive returns on capital employed Strategy| 2022 Focus Areas Company logo -Strategy| 2022 Focus Areas Strategic Growth Pillars Continue to execute on collaboration agreements, downhole tools growth and e-Series technology expansion Organizational Alignment Streamlined operations and leadership around more focused and integrated product and service lines Optimized Footprint Further transformation of our operational footprint to improve efficiency and reduce excess capacity Capital Allocation Disciplined deployment of capital to generate attractive returns on capital employed 9 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Organizational Alignment| Updating Our Operating Structure Subsea Products Wellheads, Connectors & SPS Remain Tier 1 wellhead provider Execute collaboration & license agreements Increase shallow water tree share Grow deepwater presence through VXTe monetization Downhole Tools Liner Hangers and Services Continue share gains in key markets Convert from conventional to expandable liner hangers Expand through current and future collaborations Increase test & assembly in local markets Subsea Services Technical Service, Rentals and Rework Highly reactive support for equipment installation Global network of trained technicians and specialized tooling Dedicated facilities for refurbishment and rework Energy Transition Expansion into Decarbonization Opportunities Wellhead and tree injection offering for CCUS Collaborations with integrated providers (i.e. Aker Solutions) New technology introduction SBTe XT BBIIe Wellhead XPak De Company logo- Organizational Alignment| Updating Our Operating Structure BBIIe Wellhead Subsea Products Wellheads, Connectors & SPS Remain Tier 1 wellhead provider Execute collaboration & license agreements Increase shallow water tree share Grow deepwater presence through VXTe monetization Subsea Services Technical Service, Rentals and Rework Highly reactive support for equipment installation Global network of trained technicians and specialized tooling Dedicated facilities for refurbishment and rework Downhole Tools XPak De Liner Hangers and Services Continue share gains in key markets Convert from conventional to expandable liner hangers Expand through current and future collaborations Increase test & assembly in local markets Energy Transition SBTe XT Expansion into Decarbonization Opportunities Wellhead and tree injection offering for CCUS Collaborations with integrated providers (i.e. Aker Solutions) New technology introduction 10 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Optimized Footprint| Operational Excellence Expected to Yield $15 to $20 million in Annual Savings by 2024 Next stage in creating a more fit-for-purpose footprint Multi-phased approach to invest in manufacturing, test & assembly Monetize excess property for estimated proceeds of $40 million to $60 million Company logo - Optimized Footprint| Operational Excellence Next stage in creating a more fit-for-purpose footprint Multi-phased approach to invest in manufacturing, test & assembly Monetize excess property for estimated proceeds of $40 million to $60 million Expected to Yield $15 to $20 million in Annual Savings by 2024 11 © 2022 Dril-Quip®, Inc. All Rights Reserved.

2022E 2021 $13 Cost of Sales R&D SG&A Driving ~$15 million of savings in productivity in 2022 Operational Excellence| Productivity Improvements Executed and Expected Cumulative Annualized Cost Savings ($M) Productivity Savings Expected to Accelerate throughout 2022 2022 Breakdown of Productivity Savings Executed Targeted Remaining 2022 Realized YTD Company logo Operational Excellence| Productivity Improvements Driving ~$15 million of savings in productivity in 2022 Executed and Expected Cumulative Annualized Cost Savings ($M) 2022 Breakdown of Productivity Savings Productivity Savings Expected to Accelerate throughout 2022 12 © 2022 Dril-Quip®, Inc. All Rights Reserved. Chart- Executed $10 2021 Targeted $13 $3 2022E Remaining 2022 Realized YTD Chart- SG&A R&D Cost of Sales 25% 18% 57% Cost of Sales

Priority to organic growth, then attractive acquisitions that drive size and scale Capex / Internal Share Repurchase Acquisition Growth Returning excess cash to shareholders Fund high return internal investments Targeted investments for franchise products Manufacturing, IT Systems, etc. Selective opportunities (energy and energy adjacent) Capital Allocation| Framework Company logo Capital Allocation| Framework Capex / Internal Acquisition Growth Share Repurchase Fund high return internal investments Targeted investments for franchise products Manufacturing, IT Systems, etc. Selective opportunities (energy and energy adjacent) Returning excess cash to shareholders Priority to organic growth, then attractive acquisitions that drive size and scale 13 Company logo © 2022 Dril-Quip®, Inc. All Rights Reserved.

2022 Estimated Product Bookings Up ~20% from 2021 2022 Estimated Revenue: Up ~10% from 2021 levels 2022 Estimated Adj. EBITDA: 40% to 50% Incremental margins 2022 Estimated Capex of $15M to $17M Targeting 2022 Free Cash Flow* Margin of ~3 to 5% 2022 Outlook| Financial Outlook *Free Cash Flow = Operating Cash Flow less Capital Expenditures and does not include potential real estate divestures Company logo 2022 Outlook| Financial Outlook 2022 Estimated Product Bookings Up ~20% from 2021 2022 Estimated Revenue: Up ~10% from 2021 levels 2022 Estimated Adj. EBITDA: 40% to 50% Incremental margins 2022 Estimated Capex of $15M to $17M Targeting 2022 Free Cash Flow* Margin of ~3 to 5% *Free Cash Flow = Operating Cash Flow less Capital Expenditures and does not include potential real estate divestures 14 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Appendix dril-quip.com | NYSE: DRQ Appendix dril-quip.com | NYSE: DRQ

Q1 2022| Capital Expenditures Q4 2021 $3 Q1 2022 Q1 2021 $0 Q2 2021 Q3 2021 $3 $2 $2 $2 Note: Sum of components may not foot due to rounding. Other Facilities Rental Tools Mach. & Equip. $ Millions 2021 CAPEX of ~$10 million Company logo Q1 2022| Capital Expenditures 2021 CAPEX of ~$10 million $ Millions bar graph $3 $1 $1 $1 $3 $0 $2 $1 $2 $1 $1 $2 $1 $1 $2 $1 $1 $3.5 $3.0 $2.5 $2.0 $1.5 $1.5 $1.0 $0.5 $0.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Facilities Rental Tools Mach. & Equip. Other capital expenditures in 2022 are expected to be $15 to $17 million driven by rental tools and information technology upgrade to support growth 16 Note: Sum of components may not foot due to rounding. © 2022 Dril-Quip®, Inc. All Rights Reserved.

Source: FactSet, Market data as of 4/26/2022 Balance Sheet Strength and Backlog Supporting Share Price Relative to OSX Dril-Quip| Market Performance Company logo Dril-Quip| Market Performance market information ticker share price (at close:4/26/22) 52-week range performance: since q4 filing (2/23/22) year-to-date nyse: drq $30.20 $18.17 - $41.23 drq osx spx 20% 12% -19% 53% 41% -12% indexed stock performance chart Balance Sheet Strength and Backlog Supporting Share Price Relative to OSX Source: FactSet, Market data as of 4/26/2022 17 © 2022 Dril-Quip®, Inc. All Rights Reserved. Indexed Stock Performance S&P 500 = +68% DRQ = 1% Oil Service Sector = -8% 100% 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% 12/31/2018 2/28/2019 /4/30/2019 /6/30/2019 8/31/2019 10/31/2019 12/31/2019 2/29/2020 4/30/2020 6/30/2020 8/31/2020 10/31/2020 12/31/2020 2/28/2021 4/30/2021 6/30/2021 8/31/2021 10/31/2021 10/31/2021 2/28/2022 4/30/2022 Oil Service Sector S&P 500 DRQ

Financial Statements| Income Statement Company logo Financial Statements| Income Statement dril-quip, inc. comparative condensed consolidated income statement (unaudited) three months ended march 31, 2022 December 31, 2021 march31, 2021 (in thousands except per share data) revenues: products services leasing total revenues costs and expenses: cost of sales selling, general and administrative engineering and product development foreign currency transaction (gains) and losses total cost and expenses operating loss interest income interest expense income tax provision (benefit) net loss loss per share basic diluted depreciation and amortization capital expenditures weighted average share outstanding basic diluted $ 55,642 $ 48,694 $55,583 17,499 19,380 17,667 9,996 9,838 7,989 83,137 77,912 81,239 63,995 61,197 56,787 22,393 30,620 29,558 3,676 3,834 4,037 32 52,913 25,020 (114) (596) (3,955) (1,254) 1,600 1,374 88,728 149,568 112,821 (5,591) (71,656) (31,582) 203 274 49 (54) (195) (439) 3,496 (8,148) 2,386 $ (8,938) $ (63,429) $ (34,358) $ (0.26) $ (1.81) $ (0.97) $ (0.26) $ (1.81) $ (0.97) $7,559 $ 7,723 $ 7,416 $ 2,066 $ 2,062 $ 2,513 34,434 35,167 35,385 34,494 35,167 35,385 18 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Financial Statements| Balance Sheet Company Logo Financial Statements| Balance Sheet Drill Quip, Inc. Comparative Condensed Consolidated Balance Sheet (Unauited) March 31, 2022 December 31, 2021 (In thousands) Assets: Cash and cash Equivalents $ 338,008 $ 355,451 Other current Assets 379,368 390,098 PP&E,net 212,944 216,200 Other assets 47,790 48,677 Total assets $ 978,110 $ 1,010,426 Liabilities and Equity: Current Liabilities $ 70,321 $ 93,663 Deffered Income taxes 4,335 3,925 Other long-terms liabilities 15,679 15,730 Toatal Liabilities 90,335 113,318 total stockholders equity 887,775 897,108 total liabilities and equity $ 978,110 $ 1,071,426 19 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Financial Statements| Non-GAAP Financial Measures Company logo Non-GAAP Financial Measures reconciliation of net income (loss)to adjusted diluted earnings (loss) per share and adjusted diluted earnings (loss) per share adjusted net income (loss) and eps three months ended march31, 2022 december 31, 2021 march 31, 2021 effect on net income(loss) after-tax) impact on diluted earnings (loss) per share effect on net income (loss) (after-tax)impact on diluted earnings (loss) per share (in thousands, except per share amounts) net loss adjustments (after tax): reverse the effect of foreign currency transaction (gains)and losses restructuring and other costs, including severance gain on sale of property, plant and equipment adjusted net loss $ (8,938) $ (0.26) $ (63,429) $ (1.80) $ (34,358) $ (0.97) (991) (0.03) 1,264 0.04 1,085 0.03 25 – 45,962 1.31 19,766 0.56 (90) – (471) (0.01) (3,124) (0.09) $ (9,994) $ (0.29) $ (16,674) $ (0.46) $ (16,631) $ (0.47) 20 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Financial Statements| Non-GAAP Financial Measures Company logo Financial Statements| Non-GAAP Financial Measures Dril-Quip,Inc. Reconciliation of Net Income (Loss) to adjusted ebitda adjusted ebitda: three months ended march 31,2022 December 31,2021 march 31,2021 in thousands net loss add: interest (income)expense, net depreciation and amortization expense restructuring and other costs, inc including severance gain on sale of property. Plant and equipment foreign currency transaction (gains) and losses stock compensation expense Brazilian amnesty settlement adjusted ebitda $ (8,938) $ (63,428) $ (34,358) (149) (80) 390 3,496,(8,148) 2,386 7,559 7,723 7,416 32 58,180 29,820 (114) (596) (3,955) (1,254) 1,600 1,186 2,527 5,354 3,186 - - 1,787 $ 3.159 $ 605 $8.046 dril-quip,inc. reconciliation of net cash provided by operating activities to free cash flow free cash flow: three months ended march 31,2022 December 31,2021 march 31,2021 (in thousands) net cash provided (used) by operating activities less: purchase of property, plant and equipment free cash flow 21 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Financial Statements| Non-GAAP Financial Measures Dril-Quip, Inc.   Product and Service Revenue Segments       Three months ended       March 31,       2022     2021       (In millions)   Revenues:             Products:             Subsea equipment   $ 46.3     $ 42.9   Downhole tools     9.3       12.7   Total products     55.6       55.6   Services:             Subsea equipment     13.2       13.8   Downhole tools     4.3       3.8   Total services     17.5       17.6   Leasing             Subsea equipment     8.6       7.0   Downhole tools     1.4       1.0   Total leasing     10.0       8.0   Total revenues   $ 83.1     $ 81.2   Company logo Financial Statements| Non-GAAP Financial Measures Dril-Quip, Inc. Product and Service Revenue Segments Three months ended March 31, 2022 2021 (In millions) Revenues: Products: Subsea equipment Downhole tools $ 46.3 $ 42.9 9.3 12.7 Total products 55.6 55.6 Services: Subsea equipment 13.2 13.8 Downhole tools 4.3 3.8 Total services 17.5 17.6 Leasing Subsea equipment 8.6 7.0 Downhole tools 1.4 1.0 Total leasing 10.0 8.0 Total revenues $ 83.1 $ 81.2 © 2022 Dril-Quip®, Inc. All Rights Reserved.

Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity) Financial Metrics| Definitions Company logo Financial Metrics| Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity) 23 © 2022 Dril-Quip®, Inc. All Rights Reserved.

© 2022 Dril-Quip®, Inc. All Rights Reserved. Company logo © 2022 Dril-Quip®, Inc. All Rights Reserved.